The Sentinel Funds

Class A, Class C, Class S and Class I

Supplement dated February 1, 2013

to the Statement of Additional Information dated March 29, 2012, as supplemented June 30, 2012,

as further supplemented to date

The Board of Directors (the “Board”, and each member thereof, a “Director”) of Sentinel Group Funds, Inc. (the “Corporation”) elected each of Gary C. Dunton and John E. Pelletier a Director of the Corporation effective January 1, 2013.  The Board has determined that each of Mr. Dunton and Mr. Pelletier are qualified to serve as a director who is a not an “interested person”, as defined in the Investment Company Act of 1940, of the Corporation (an “Independent Director”).  Effective January 1, 2013, the Board consists of nine Directors, seven of whom are Independent Directors.  Information about the background and experiences of Messrs. Dunton and Pelletier, and their holdings in the funds that are series of the Corporation (the “Funds”), is found below.

From 2008 to 2012, Mr. Dunton has been self-employed as a consultant in the insurance industry.  Prior to 2008, Mr. Dunton held various leadership positions with MBIA, Inc., a specialized financial services company, including chief operating officer, and most recently, chairman, president and CEO.  Mr. Dunton has also held leadership positions with USF&G Insurance Company and AETNA Life & Casualty Company.  Through his significant experience in the financial services industry, Mr. Dunton offers the Board his leadership and analytical skills, and experience in asset management.  He holds the Chartered Financial Analyst designation.

Since 2010, Mr. Pelletier has been the Director of the Center for Financial Literacy at Champlain College in Burlington, Vermont, and is the principal of Sterling Valley Consulting LLC, a consulting firm he founded in 2009.  Mr. Pelletier is an attorney by training, and prior to 2009, he held leadership positions in the asset management firms Natixis Global Associates (chief operating officer, and prior to that, chief legal officer) and Eaton Vance Corporation (chief legal officer).  Mr. Pelletier brings to the Board his considerable knowledge of the mutual fund industry and his knowledge of Board governance matters.

Information relating to each of Mr. Dunton’s and Mr. Pelletier’s share ownership in the Funds as of January 25, 2013 is shown below.  The dollar ranges are as follows:

A.	None	D.	$50,001 to $100,000
B.	$1 to $10,000	E.	Over $100,000
C.	$10,001 to $50,000

For purposes of the chart below, the Funds are designated as follows

BL	-	Balanced Fund	GO	-	Sustainable Mid Cap Opportunities Fund
CG	-	Capital Growth Fund	GS	-	Government Securities Fund
CM	-	Conservative Strategies Fund	IE	-	International Equity Fund
CO	-	Sustainable Core Opportunities Fund	MC	-	Mid Cap Fund
CS	-	Common Stock Fund	MV	-	Mid Cap II Fund
GE	-	Georgia Municipal Bond Fund	SC	-	Small Company Fund
GL	-	Growth Leaders Fund	SM	-	Short Maturity Government Fund
			TR	-	Total Return Bond Fund

Name	Dollar Range of Equity Securities in Fund		Aggregate Dollar Range of Equity Securities in All Funds
Gary C. Dunton	A		A

John E. Pelletier	BL-C CS-C TR-C	CM-C IE-C	E